Third Quarter Report 2008
Tri-Continental
Corporation
an investment you can live with

Tri-Continental Corporation

THIRD QUARTER REPORT 2008

November 6, 2008

To the Stockholders:

     The third quarter stockholder report for Tri-Continental Corporation, covering the nine months ended September 30, 2008, follows this letter. The report contains the Corporation’s investment results and portfolio of investments.

     For the nine months ended September 30, 2008, Tri-Continental posted a total return of -25.7%, based on net asset value, and -23.1%, based on market price. During the same period, its benchmark, the S&P 500 Index, returned -19.3%, while its peers, as measured by the Lipper Closed-End Core Funds Average and the Lipper Large-Cap Core Funds Average, returned -19.1% and -19.7%, respectively.

     The third quarter 2008 distribution of $0.513 per Common share was paid to Stockholders on September 18, 2008. Total distributions in 2008 thus far aggregate $1.686 per Common share. The fourth quarter 2008 distribution of $0.428 per Common share will be paid on December 10, 2008 to all Common Stockholders of record November 28, 2008. Each quarterly distribution represents 2.75% of Tri-Continental’s net asset value on the final day of the preceding quarter.

     A Special Meeting of Stockholders was held on October 7, 2008, at which stockholders voted in favor of approving the new investment management services agreement between Tri-Continental and RiverSource Investments. Stockholders also voted 10 directors to Tri-Continental’s Board. Details of the proxy vote can be found on page 10 of this report.

     On November 7, 2008, the acquisition of Tri-Continental’s investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc. (NYSE: AMP), will be completed. As a result of the acquisition and the new investment management services agreement, Tri-Continental will be managed by the RiverSource Disciplined Equity and Asset Allocation Team.

     On November 12, 2008, Tri-Continental will announce an offer to repurchase up to approximately 35% of its issued and outstanding shares of Common Stock in exchange for a pro rata portion of the Corporation’s portfolio securities (subject to certain exceptions) and cash (or cash equivalents) at a price equal to 99.25% of the net asset value per share of Common Stock as of the close of the regular trading session of the New York Stock Exchange on the trading day immediately after the day the repurchase offer expires.

     The offer will commence on November 12, 2008 and will expire at 5:00 p.m., Eastern time, on December 11, 2008 (unless extended). The offer is being made upon the terms and subject to the conditions set forth in the Offer to Repurchase, which will be mailed on or about November 14, 2008 to holders of Tri-Continental Common Stock on November 10, 2008.

     In conjunction with the acquisition of Tri-Continental’s investment manager, Stephen Lewis will become Chairman of Tri-Continental and Patrick Bannigan will become President.

     We thank you for your continued support of Tri-Continental and for the opportunity to have served as members of Tri-Continental’s Board.

Respectfully,

William C. Morris Chairman	Brian T. Zino President

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended September 30, 2008

			Average Annual
	Three	Nine	One	Three	Five	Ten
	Months*	Months*	Year	Years	Years	Years
Market Price	(8.96)%	(23.10)%	(31.56)%	(0.25)%	4.44%	1.61%

Net Asset Value	(14.07)	(25.72)	(32.70)	(3.88)	2.46	0.22

Lipper Closed-End Core
Funds Average**	(10.38)	(19.09)	(21.17)	(0.56)	5.08	3.66

Lipper Large-Cap Core
Funds Average**	(9.39)	(19.70)	(21.94)	(0.54)	4.28	2.67

S&P 500 Index**	(8.37)	(19.28)	(21.97)	0.22	5.16	3.06

PRICE PER SHARE

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Market Price	$14.61	$16.54	$17.42	$20.90
Net Asset Value	15.55	18.65	19.62	23.03

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For Periods Ended September 30, 2008

	Capital Gain (Loss)
Distributions		Unrealized	Unrealized	SEC 30-Day
Paid‡	Realized	Gain†	Loss†	Yieldø
$1.69	$(1.58)	$0.35	$(6.81)	2.75%

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end.

J. & W. Seligman & Co. Incorporated, the investment manager of the Corporation prior to November 7, 2008, made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. Distributions are expected to consist of net investment income and either one or both of net realized capital gains and return of capital. A return of capital distribution does not necessarily reflect the Corporation’s investment performance and should not be confused with “yield” or “income.” An investment in Tri-Continental is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation.

See footnotes on page 3.

Tri-Continental Corporation

Investment Results Per Common Share (continued)

*	Returns for periods of less than one year are not annualized.

**

The Lipper Closed-End Core Funds Average and the Lipper Large-Cap Core Funds Average (the “Lipper Averages”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages exclude the effect of fees, taxes, and sales charges. The S&P 500 Index also excludes the effect of expenses. The Lipper Closed-End Core Funds Average measures the performance of closed-end funds that, by portfolio practice, typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Large-Cap Core Funds Average includes open-end funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Lipper Large-Cap Core Funds Average is provided for comparative purposes so that the Corporation’s performance can be measured against both closed-end and open-end funds with similar portfolio holdings as the Corporation. Lipper classifies the Corporation, based on its portfolio holdings, as a Closed-End Core Fund. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

‡	Preferred Stockholders were paid dividends totaling $1.875 per share.

†	Represents the per share amount of gross unrealized gain or loss of portfolio securities as of September 30, 2008.

ø	Current yield, representing the annualized yield for the 30-day period ended September 30, 2008, has been computed in accordance with SEC regulations and will vary.

1

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Corporation’s prospectus or statement of additional information.

Tri-Continental Corporation

Ten Largest Equity Holdings†
September 30, 2008

	Cost	Value
	(000s)	(000s)
Exxon Mobil Corporation	$51,398	$61,740
Bank of America Corporation	57,676	44,941
Microsoft Corporation	43,837	39,497
JPMorgan Chase & Co.	35,606	37,710
Chevron Corporation	30,890	33,627
General Electric Company	41,424	29,787
AT&T Inc.	40,787	28,786
Procter & Gamble Company (The)	26,180	26,350
Philip Morris International Inc.	23,942	26,281
Macrovision Solutions Corporation	35,614	25,962
	$387,354	$354,681

There can be no assurance that the securities presented have remained or will remain in the Corporation’s portfolio. Information regarding the Corporation’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

† Excludes options purchased.

Largest Portfolio Changes
July 1 to September 30, 2008

Largest Purchases	Largest Sales
Procter & Gamble Company (The)*	UST Inc.**
Consumer Discretionary Select Sector SPDR Fund*	Barr Pharmaceuticals Inc.**
Abercrombie & Fitch Co. (Class A)*	Target Corporation
Financial Select Sector SPDR Fund*	ImClone Systems Incorporated**
Bank of America Corporation	Quest Diagnostics Incorporated**
Comcast Corporation (Class A)*	Applied Biosystems, Inc.**
Kohl’s Corporation*	Quanta Services, Inc.**
Analog Devices, Inc.*	Home Depot, Inc. (The)**
Research in Motion Limited	NVIDIA Corporation**
CVS Caremark Corporation	Hewlett-Packard Company

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Tri-Continental Corporation

Portfolio of Investments(1) (unaudited)	September 30, 2008

	Shares	Value
COMMON STOCKS 93.2%

AEROSPACE AND
DEFENSE 2.9%
Boeing Company (The)	137,900	$7,908,565
Honeywell International Inc.	382,700	15,901,185
Raytheon Company	262,300	14,035,673
United Technologies Corporation	176,600	10,606,596
		48,452,019

AIR FREIGHT AND
LOGISTICS 1.2%
United Parcel Service Inc. (Class B)	310,900	19,552,501

AIRLINES 1.5%
Delta Air Lines, Inc.*	1,103,229	8,219,056
Northwest Airlines Corporation	1,329,600	12,006,288
UAL Corporation	468,300	4,116,357
		24,341,701

BIOTECHNOLOGY 2.1%
Amgen Inc.*	193,600	11,474,672
Cephalon, Inc.*	299,600	23,216,004
		34,690,676

CAPITAL MARKETS 2.9%
Bank of New York
Mellon Corporation	325,500	10,604,790
Fortress Investments Group
LLC (Class A)	1,172,129	12,307,354
Janus Capital Group Inc.	378,600	9,192,408
Morgan Stanley	377,300	8,677,900
State Street Corporation	132,800	7,553,664
		48,336,116

COMMERCIAL BANKS 1.4%
Wachovia Corporation	617,063	2,159,721
Wells Fargo & Company	564,100	21,170,673
		23,330,394

COMMUNICATIONS
EQUIPMENT 4.6%
Cisco Systems, Inc.*	762,980	17,212,829
Comverse Technology, Inc.*	2,508,614	24,007,436
Nokia Corp. (ADR)	260,400	4,856,460
QUALCOMM Inc.	499,600	21,467,812
Research in Motion Limited	129,700	8,858,510
		76,403,047
	Shares	Value
COMPUTERS AND
PERIPHERALS 2.0%
Apple Inc.*	111,000	$12,616,260
Hewlett-Packard Company	429,700	19,869,328
		32,485,588

CONSTRUCTION AND
ENGINEERING 0.4%
Foster Wheeler Ltd.*	165,400	5,972,594

CONSUMER FINANCE 0.9%
American Express Company	409,600	14,512,128

CONTAINERS AND
PACKAGING 1.3%
Smurfit-Stone Container
Corporation*	4,670,904	21,953,249

DIVERSIFIED FINANCIAL
SERVICES 5.9%
Bank of America Corporation	1,284,040	44,941,400
CIT Group Inc.	1,284,200	8,938,032
Citigroup Inc.	274,800	5,636,148
JPMorgan Chase & Co.	807,500	37,710,250
		97,225,830

DIVERSIFIED
TELECOMMUNICATION
SERVICES 3.5%
AT&T Inc.	1,031,000	28,785,520
Frontier Communications
Corporation	1,011,300	11,629,950
Qwest Communications
International Inc.	3,746,500	12,101,195
tw telecom inc.*	467,300	4,855,247
		57,371,912

ELECTRIC UTILITIES 0.8%
Exelon Corporation	208,700	13,068,794

ELECTRICAL EQUIPMENT 1.0%
ABB Limited (ADR)*	348,200	6,755,080
Energy Conversion Devices, Inc.*	76,700	4,467,775
First Solar, Inc.*	19,500	3,683,745
JA Solar Holdings Co.,
Ltd. (ADR)*	160,000	1,692,800
		16,599,400

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments(1) (unaudited)	September 30, 2008

	Shares	Value
ENERGY EQUIPMENT
AND SERVICES 3.1%
Baker Hughes Incorporated	108,400	$6,562,536
Exterran Holdings, Inc.*	148,600	4,749,256
Halliburton Company	264,500	8,567,155
Noble Corporation	189,700	8,327,830
Schlumberger Limited	159,100	12,424,119
Transocean Inc.*	94,400	10,368,896
		50,999,792

FOOD AND STAPLES
RETAILING 1.6%
CVS Caremark Corporation	399,000	13,430,340
Rite Aid Corporation*	15,227,951	12,791,479
		26,221,819

HEALTH CARE EQUIPMENT
AND SUPPLIES 1.8%
Baxter International Inc.	141,000	9,253,830
Hologic, Inc.*	528,500	10,215,905
Zimmer Holdings, Inc.*	161,800	10,445,808
		29,915,543

HEALTH CARE PROVIDERS
AND SERVICES 1.5%
Express Scripts, Inc.*	127,800	9,434,196
Health Net, Inc.*	406,475	9,592,810
UnitedHealth Group
Incorporated	222,680	5,653,845
		24,680,851

HOUSEHOLD PRODUCTS 1.6%
Procter & Gamble
Company (The)	378,100	26,349,789

INDEPENDENT POWER
PRODUCERS AND
ENERGY TRADERS 0.5%
AES Corporation (The)*	669,600	7,827,624

INDEX DERIVATIVES 2.3%
Consumer Discretionary Select
Sector SPDR Fund	752,100	20,983,590
Financial Select Sector
SPDR Fund	844,400	16,795,116
		37,778,706
	Shares	Value
INDUSTRIAL
CONGLOMERATES 2.2%
3M Company	109,600	$7,486,776
General Electric Company	1,168,100	29,786,550
		37,273,326

INSURANCE 2.5%
American International
Group, Inc.	472,200	1,572,426
Hartford Financial Services
Group, Inc.	219,700	9,005,503
MetLife, Inc.	314,600	17,617,600
Prudential Financial, Inc.	176,434	12,703,248
		40,898,777

INTERNET SOFTWARE
AND SERVICES 3.5%
Google Inc. (Class A)*	52,800	21,147,456
SAVVIS, Inc.*	1,194,170	16,049,645
Yahoo!, Inc.*	1,217,512	21,062,958
		58,260,059

MACHINERY 0.3%
Deere & Company	86,700	4,291,650

MEDIA 0.7%
Comcast Corporation (Class A)	581,200	11,408,956

METALS AND MINING 2.2%
Alcoa Inc.	529,613	11,958,662
Barrick Gold Corporation	222,400	8,170,976
Freeport-McMoRan Copper &
Gold, Inc.	193,600	11,006,160
Nucor Corporation	124,900	4,933,550
		36,069,348

MULTI-UTILITIES 1.0%
Public Service Enterprise Group
Incorporated	530,600	17,398,374

MULTILINE RETAIL 1.3%
Kohl’s Corporation*	238,400	10,985,472
Target Corporation	233,800	11,467,890
		22,453,362

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments(1) (unaudited)	September 30, 2008

	Shares	Value
OIL, GAS AND
CONSUMABLE FUELS 10.7%
Chesapeake Energy Corporation	395,500	$14,182,630
Chevron Corporation	407,700	33,627,096
ConocoPhillips Company	337,100	24,692,575
El Paso Corporation	1,103,800	14,084,488
Exxon Mobil Corporation	795,000	61,739,700
Occidental Petroleum Corporation	142,400	10,032,080
Valero Energy Corporation	280,000	8,484,000
XTO Energy, Inc.	225,625	10,496,075
		177,338,644

PHARMACEUTICALS 9.5%
Abbott Laboratories	372,500	21,448,550
Bristol-Myers Squibb Company	677,900	14,134,215
Forest Laboratories, Inc.*	449,500	12,711,860
Merck & Co. Inc.	292,200	9,221,832
Mylan, Inc.*	1,629,700	18,611,174
Pfizer Inc.	1,334,638	24,610,725
Schering-Plough Corporation	1,245,500	23,004,385
Sepracor Inc.*	562,000	10,290,220
Wyeth	640,434	23,657,632
		157,690,593

SEMICONDUCTORS AND
SEMICONDUCTOR
EQUIPMENT 3.2%
Analog Devices, Inc.	241,900	6,374,065
Intel Corporation	971,800	18,201,814
Marvell Technology Group Ltd.*	2,520,181	23,437,683
MEMC Electronic
Materials, Inc.*	170,700	4,823,982
		52,837,544

SOFTWARE 7.0%
Activision Blizzard, Inc.*	1,532,800	23,651,104
BMC Software Inc.*	280,200	8,022,126
Macrovision Solutions
Corporation*	1,688,027	25,961,855
Microsoft Corporation	1,479,856	39,497,357
Oracle Corporation*	900,100	18,281,031
		115,413,473
	Shares or Shares
	Subject to Call/Put	Value
SPECIALTY RETAIL 1.5%
Abercrombie & Fitch Co.
(Class A)	449,000	$17,713,050
OfficeMax Inc.	845,992	7,520,869
		25,233,919

TOBACCO 2.4%
Altria Group, Inc.	684,880	13,588,019
Philip Morris International Inc.	546,380	26,280,877
		39,868,896

WIRELESS
TELECOMMUNICATION
SERVICES 0.4%
NII Holdings Inc.*	165,800	6,287,136
TOTAL COMMON STOCKS		1,540,794,130

OPTIONS PURCHASED* 0.7%

BIOTECHNOLOGY 0.1%
Amgen Inc., Call expiring
January 2009 at $60	394,300	1,892,640

COMMUNICATIONS
EQUIPMENT 0.0%
JDS Uniphase Corporation, Call
expiring January 2009 at $15	994,900	99,490

DIVERSIFIED FINANCIAL
SERVICES 0.0%
CIT Group Inc., Call expiring
January 2009 at $35	303,600	15,180
Citigroup Inc., Call expiring
January 2009 at $30	565,200	271,296
		286,476

FOOD AND STAPLES
RETAILING 0.0%
Rite Aid Corporation, Call
expiring January 2009 at $5	3,495,200	174,760

INDEX DERIVATIVES 0.5%
United States Oil Fund, Put
expiring October 2008 at $100	215,900	4,231,640
United States Oil Fund, Put
expiring October 2008 at $90	333,300	3,266,340
		7,497,980

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments(1) (unaudited)	September 30, 2008

	Shares
	Subject to Call
	or Partnership
	Interest	Value
INTERNET SOFTWARE
AND SERVICES 0.1%
Yahoo! Inc., Call expiring
January 2009 at $30	556,300	$66,756
Yahoo! Inc., Call expiring
January 2009 at $25	1,233,500	703,095
		769,851

PHARMACEUTICALS 0.0%
Bristol-Myers Squibb Company,
Call expiring January 2009
at $25	738,800	162,536
Wyeth, Call expiring
October 2008 at $45	280,900	22,472
		185,008

SEMICONDUCTORS AND
SEMICONDUCTOR
EQUIPMENT 0.0%
Marvell Technology Group, Ltd.,
Call expiring January 2009
at $20	908,200	90,820
Marvell Technology Group, Ltd.,
Call expiring January 2009
at $15	352,900	52,935
		143,755
TOTAL OPTIONS PURCHASED		11,049,960

LIMITED
PARTNERSHIP 0.1%
WCAS Capital
Partners II, L.P.†	$4,292,803	2,192,377

	Principal Amount	Value
SHORT-TERM
HOLDINGS 4.6%

EQUITY-LINKED NOTES†† 2.6%
Credit Suisse
39.54%, 11/21/08 (a)	$15,603,000	$12,586,784
Deutsche Bank
37.5%, 11/20/08 (b)	15,603,000	10,522,975
Goldman Sachs Group
34.6%, 10/2/08 (c)	14,844,000	9,146,873
Lehman Brothers:
53.51%, 9/14/08 (d) **	14,844,000	1,231,978
39.5%, 10/2/08 (e) **	14,844,000	737,881
Morgan Stanley
37.05%, 10/17/08 (f)	14,844,000	8,227,732
TOTAL EQUITY-LINKED
NOTES		42,454,223

TIME DEPOSIT 2.0%
Citibank, Nassau, 1.5%,
10/1/08	33,749,000	33,749,000
TOTAL SHORT-TERM
INVESTMENTS		76,203,223

TOTAL
INVESTMENTS 98.6%		1,630,239,690

OTHER ASSETS LESS
LIABILITIES 1.4%		23,034,537

NET INVESTMENT
ASSETS 100.0%		$1,653,274,227

(1)

The composition of the Corporation’s portfolio of investments is as of September 30, 2008 and may change based on the investment techniques of the Corporation’s new portfolio managers who assumed portfolio management responsibility for the Corporation on November 7, 2008.

At September 30, 2008, the cost of investments for federal income tax purposes was $2,315,261,439. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $36,426,888 and $721,448,637, respectively. Net unrealized depreciation was $685,021,749.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	September 30, 2008

*	Non-income producing security.
**	Security in default and non-income producing.
†	At September 30, 2008, Tri-Continental Corporation owned one limited partnership investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investment in the limited partnership, along with the cost and value at September 30, 2008, was as follows:

Investment	Acquisition Dates	Cost	Value
WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,292,803	$2,192,377

††

The security may be offered and sold only to a “qualified institutional buyer” under Rule 144A of the Securities Act of 1933. These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:
The principal amount of the notes plus or minus the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes:

	(a)	Energizer Holdings, Inc., Longs Drug Stores Corporation and Sepracor Inc.
	(b)	CIGNA Corporation, Hologic, Inc. and Qwest Communications International Inc.
	(c)	Adobe Systems Incorporated, UnitedHealth Group Incorporated and Wyeth
	(d)	Delta Air Lines, Inc., Intel Corporation and Mylan Inc.
	(e)	Health Net, Inc., Kohl's Corporation and Prudential Financial, Inc.
	(f)	Comcast Corporation, Merck & Co., Inc. and Nokia Corporation ADR

ADR — American Depositary Receipts.

Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (“Seligman”), the Corporation’s investment manager prior to November 7, 2008, based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other investment companies to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if Seligman believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

Fair Value Measurements — On January 1, 2008, the Corporation adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair

Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (see Security Valuation above) to measure fair value of the Corporation’s investments. These inputs are summarized in three broad levels: Level 1 – quoted prices in active markets for identical investments; Level 2 – other significant observable inputs (including quoted prices in inactive markets or for similar investments); and Level 3 – significant unobservable inputs (including the Corporation’s own assumptions in determining fair value). The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The following is a summary of the value of the Corporation’s investments as of September 30, 2008 based on the level of inputs used:

		Valuation Inputs	Value
Level 1	—	Quoted Prices	$1,551,844,090
Level 2	—	Other Significant Observable Inputs	76,203,223
Level 3	—	Significant Unobservable Inputs	2,192,377
		Total	$1,630,239,690

As required by SFAS 157, the following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used to determine the fair value of investments classified as Level 3 at either the beginning or end of the period:

Balance as of December 31, 2007	$1,784,956
Net change in unrealized depreciation	407,421
Balance as of September 30, 2008	$2,192,377
Net change in unrealized depreciation from investments still held as of September 30, 20088	$407,421

Risk — To the extent that the Corporation invests a substantial percentage of its assets in an industry, the Corporation’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Corporation’s performance may be negatively affected.

Subsequent Events — On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of Seligman. With the Acquisition completed and stockholders of the Corporation having previously approved (at a Special Meeting held on October 7, 2008) a new investment management services agreement between the Corporation and RiverSource Investments, RiverSource Investments is the new investment manager of the Corporation effective November 7, 2008.

On November 12, 2008, the Corporation announced an offer to repurchase up to approximately 35% of its issued and outstanding shares of common stock (“Common Stock”) in exchange for a pro rata portion of the Corporation’s portfolio securities (subject to certain exceptions) and cash (or cash equivalents) at a price equal to 99.25% of the net asset value per share of Common Stock as of the close of the regular trading session of the New York Stock Exchange on the trading day immediately after the day the repurchase offer expires.

The offer commenced on November 12, 2008 and will expire at 5:00 p.m., Eastern time, on December 11, 2008 (unless extended). The offer is being made upon the terms and subject to the conditions set forth in the Offer to Repurchase, which was mailed on November 14, 2008 to holders of Common Stock of the Corporation on November 10, 2008.

Tri-Continental Corporation

Proxy Results

     Tri-Continental Corporation Stockholders voted on the following proposals at the Special Meeting of Stockholders on October 7, 2008, in Baltimore, MD. Stockholders voted in favor of the proposals. The description of each proposal and number of shares voted are as follows:

To consider and vote upon the proposed Investment Management Services Agreement between the Corporation and RiverSource Investments, LLC:

	For	Against	Abstain
	59,037,017	4,053,578	1,318,919

To elect 10 Directors to the Board:

to hold office until the 2009 Annual Meeting of Stockholders:

		For	Withheld
Kathleen Blatz		59,585,172	4,824,347
Alison Taunton-Rigby		59,565,701	4,843,818
Pamela G. Carlton		59,582,437	4,827,083
William F. Truscott		59,608,426	4,801,094

to hold office until the 2010 Annual Meeting of Stockholders:

		For	Withheld
Arne H. Carlson		59,531,396	4,878,123
Anne P. Jones		59,506,844	4,902,676

to hold office until the 2011 Annual Meeting of Stockholders:

		For	Withheld
Patricia M. Flynn		59,612,890	4,796,630
Jeffrey Laikind		59,542,795	4,866,725
Stephen R. Lewis, Jr.		59,583,415	4,826,106
Catherine James Paglia		59,581,357	4,828,163

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient. Please consult Tri-Continental’s prospectus for the terms and conditions of these services.

Distribution Policy. Holders of Tri-Continental Common Stock will receive quarterly distributions equal to a minimum of 2.75% of the net asset value of Tri-Continental’s Common Stock on the last business day of the preceding calendar quarter (approximately 11% annually). The payment options for receiving distributions are:

  100% of distribution to be invested in additional shares of Tri-Continental
  75% of distribution to be invested in additional shares, 25% of distribution to be paid in cash
  50% of distribution to be invested in additional shares, 50% of distribution to be paid in cash
  100% of distribution to be paid in cash

     You can change your payment election at any time by contacting your financial advisor or Stockholder Services at 800-TRI-1092.

Automatic Dividend Investment and Cash Purchase Plan. Subject to the terms and conditions set forth in the prospectus, Stockholders may automatically purchase additional shares with distribution payments. There is no charge for this service. Stockholders may also, subject to the terms and conditions of the prospectus, purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

Automatic Cash Withdrawal Plan. Stockholders who hold Common Stock with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation. This Plan will be suspended during the Corporation’s repurchase offer, as described in the Offer to Repurchase filed with the Securities and Exchange Commission on November 12, 2008. This Plan may also be suspended during a second potential repurchase offer.

Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70½ may contribute up to $5,000 per year to a Traditional IRA for 2008. A working or non-working spouse may also contribute up to $5,000 to a separate Traditional IRA for 2008. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to a Traditional IRA of up to $1,000. Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2008 is less than $53,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $85,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $159,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Tri-Continental Corporation

Stockholder Services (continued)

Roth IRA. You (and a working or non-working spouse) may (each) make an after-tax contribution of up to $5,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $101,000 for individuals or $159,000 for married couples to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $116,000 for individuals or $169,000 for married couples. Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $5,000 in any year. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to either a Roth IRA or Traditional IRA of up to $1,000. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59½, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70½ (if you have earned income), and you are not required to take minimum distributions at age 70½. You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $46,000 per participant. For retirement plan purposes, no more than $230,000 may be taken into account as earned income under the plan in 2008. Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Tri-Continental Corporation

Board of Directors

Kathleen Blatz(1,2,6,7)
Attorney
Retired Chief Justice, Minnesota Supreme Court

Arne H. Carlson(1,2,3,5,6)
Retired Chairman, RiverSource Funds
Former Governor of Minnesota

Pamela G. Carlton(4,6,7)
President, Springboard — Partners in Cross Cultural
  Leadership

Patricia M. Flynn(1,3,6)
Trustee Professor of Economics and Management,
Bentley College

Anne P. Jones(1,2,6,7)
Attorney
Consultant

Jeffrey Laikind, CFA(4,6,7)
Retired Managing Director, Shikiar Asset Management
Director, American Progressive Insurance

Stephen R. Lewis, Jr.(1,2,3,4,6)
President Emeritus and Professor of Economics,
  Carleton College
Director, Valmont Industries, Inc.

John F. Maher(4,6,7)
Retired President and Chief Executive Officer,
and former Director, Great Western Financial
  Corporation and its principal subsidiary,
  Great Western Bank

Executive Officers

Patrick T. Bannigan
President

Michelle M. Keeley
Vice President

Amy K. Johnson
Vice President

Catherine James Paglia(2,3,4,5,6)
Director, Enterprise Asset Management, Inc.

Leroy C. Richie(3,4,6)
Counsel, Lewis & Munday, P.C. (law firm)
Director, Vibration Control Technologies, LLC and
  OGE Energy Corp.
Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
Director and Chairman, Highland Park Michigan
  Economic Development Corp
Chairman, Detroit Public Schools Foundation

Allison Taunton-Rigby(3,4,5,6)
Chief Executive Officer and Director, RiboNovix, Inc.
Director, Idera Pharmaceutical, Inc. and Healthways, Inc.

William F. Truscott(6)
President — US Asset Management and Chief Investment
  Advisor, Ameriprise Financial, Inc.
President, Chairman of the Board, and Chief Investment
  Officer, RiverSource Investments, LLC
Director, President and Chief Executive Officer, Ameriprise
  Certificate Company
Chairman of the Board, Chief Executive Officer, and President,
  RiverSource Distributors, Inc.

Member:	(1) Board Governance Committee
(2) Compliance Committee
(3) Contracts Committee
(4) Distribution Committee
(5) Executive Committee
(6) Investment Review Committee
(7) Joint Audit Committee

Scott R. Plummer
Vice President, General Counsel, and Secretary

Lawrence P. Vogel
Treasurer

Eleanor T.M. Hoagland
Chief Compliance Officer and Money Laundering Prevention
Officer and Identity Theft Prevention Officer

Tri-Continental Corporation

Additional Fund Information

Manager

Until November 6, 2008
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

From November 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474

Stockholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Important Telephone Numbers

(800) TRI-1092	Stockholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated
Telephone Access Service

This report is intended only for the information of Stockholders who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services at 800-TRI-1092.

END OF THIRD QUARTER REPORT